UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 30, 2009

SAKS INCORPORATED

Tennessee (State or Other Jurisdiction of Incorporation)	1-13113 (Commission File Number)	62-0331040 (I.R.S. Employer Identification No.)

     12 East 49th Street, New York, New York 10017

(212) 940-5305

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Underwriting Agreement

          On September 30, 2009, Saks Incorporated (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), providing for the offer and sale by the Company of 14,925,373 shares of its common stock, par value $0.10 per share, at a price to the public of $6.70 per share (the “Shares”). The closing of the sale of the Shares is expected to occur on October 6, 2009.

          In addition, pursuant to the Underwriting Agreement, the Company has granted to the Underwriters a 30-day option to purchase up to an additional 2,238,805 Shares.

          The Underwriting Agreement includes representations, warranties and covenants by the Company customary for agreements of this nature. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with the sale of the Shares and customary contribution provisions in respect of those liabilities.

          The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

          On September 30, 2009, the Company issued a press release announcing that it had priced the offering of the Shares as described in Item 1.01 above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

          This Current Report on Form 8-K is being filed, among other things, to incorporate by reference exhibits into the Company’s effective shelf registration statement on Form S-3, Registration No. 333-160914, and the prospectus dated August 13, 2009 included therein, the preliminary prospectus supplement relating thereto dated September 29, 2009 and the final prospectus supplement relating thereto dated September 30, 2009 in connection with the Company’s offering of the Shares pursuant to the Underwriting Agreement, all as described under Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

See Exhibit Index immediately following signature page to this Current Report on Form 8-K.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2009	SAKS INCORPORATED By: /s/ Kevin G. Wills Name: Kevin G. Wills Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated September 30, 2009, by and among Saks Incorporated, and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in Schedule I thereto

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC
23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (counsel) (included in Exhibit 5.1)
99.1	Press Release of Saks Incorporated dated September 30, 2009 (furnished only)